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                        MORTGAGE LOAN PURCHASE AGREEMENT

     This Mortgage Loan Purchase Agreement (the "Agreement"), dated as of January 1, 2007, is between HSI Asset Securitization Corporation, a Delaware corporation (the "Company"), and HSBC Bank USA, National Association, a national banking association (the "Seller").

     The Company and the Seller hereby recite and agree as follows:

     1. Defined Terms. Terms used without definition herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement, dated as of January 1, 2007, by and among the Company, as depositor, Citibank, as master servicer (the "Master Servicer") Citibank, N.A. as securities administrator and Wells Fargo Bank, N.A. as custodian (the "Custodian"), and (the "Securities Administrator") Deutsche Bank National Trust Company, as trustee (the "Trustee"), relating to the issuance of the HSI Asset Loan Obligation Trust 2007-AR1 Mortgage Pass-Through Certificates, Series 2007-AR1 (the "Pooling and Servicing Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the same meanings assigned to them in the Pooling and Servicing Agreement.

     2. Purchase of Mortgage Loans. The Seller hereby sells, transfers, assigns and conveys, and the Company hereby purchases the mortgage loans (the "Mortgage Loans") listed on the Mortgage Loan Schedule in Exhibit 1. The Company and Seller intend that the conveyance by Seller to the Company of all its right, title and interest in and to the Mortgage Loans pursuant to this Section 2 shall be, and be construed as, a sale of the Mortgage Loans by Seller to the Company. It is, further, not intended that such conveyance be deemed to be a pledge of the Mortgage Loans by the Seller to the Company to secure a debt or other obligation of the Seller. However, in the event that the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this paragraph shall be deemed to be, and hereby is, a grant by the Seller to the Company of a security interest in all of the Seller's right, title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, the related Mortgage Note, the Mortgage, any insurance policies and all other documents in the related Mortgage File, (B) all monies due or to become due pursuant to the Mortgage Loans in accordance with the terms thereof and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (c) the possession by the Trustee, the Securities Administrator or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit investment property or chattel paper shall be deemed to be possession by the secured party, or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code

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and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 8-106, 9-313 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law. The Seller shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Seller shall prepare and deliver to the Company not less than 15 days prior to any filing date, and the Company shall file, or shall cause to be filed, at the expense of the Seller, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Company's security interest in or lien on the Mortgage Loans, including without limitation
(x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of the Seller or the Company, (2) any change of location of the place of business or the chief executive office of the Seller or, (3) any transfer of any interest of the Seller in any Mortgage Loan.

     3. Purchase Price; Purchase and Sale. The purchase price (the "Purchase Price") for the Mortgage Loans shall be $436,164,519.16 inclusive of accrued and unpaid interest on the Mortgage Loans at the weighted average interest rate borne by the Mortgage Loans from the date hereof to but not including the Closing Date, payable by the Company to the Seller on the Closing Date either
(i) by appropriate notation of an inter-company transfer between affiliates of HSBC or (ii) in immediately available federal funds wired to such bank as may be designated by the Seller.

     Upon payment of the Purchase Price, the Seller shall be deemed to have transferred, assigned, set over and otherwise conveyed to the Company all the right, title and interest of the Seller in and to the Mortgage Loans as of the Cut-Off Date, including all interest and principal due on the Mortgage Loans after the Cut-Off Date (including Scheduled Payments due after the Cut-Off Date but received by the Seller on or before the Cut-Off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-Off Date), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance policies.

     The Company hereby directs the Seller, and the Seller hereby agrees, to deliver to the Trustee all documents, instruments and agreements required to be delivered by the Company to the Trustee under the Pooling and Servicing Agreement and such other documents, instruments and agreements as the Company or the Trustee shall reasonably request.

     4. Representations and Warranties. The Seller hereby represents and warrants to the Company with respect to each Mortgage Loan as of the date hereof and as of the Closing Date as follows:


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          (a)  With respect to each Mortgage Loan, as of the date hereof and as of the Closing Date:

               (1) There is no default, breach, violation or event of acceleration existing under the mortgage or the Mortgage Note and there are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, or other outstanding charges affecting the related Mortgaged Property;

               (2) The terms of the Mortgage Note and the mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded, or in the process of being recorded, in the applicable public recording office if necessary to maintain the lien priority of the mortgage. No instrument of waiver, alteration or modification has been executed, and no mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the custodian;

               (3) The Mortgage Note and the mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the mortgage, or the exercise of any right under the Mortgage Note or the mortgage, render the mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

               (4) All buildings upon the Mortgaged Property are insured by an insurer in accordance with the applicable underwriting guidelines against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located;

               (5) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, predatory and abusive lending, consumer credit protection, equal credit opportunity, fair housing or disclosure laws (i) applicable to the origination and servicing of Mortgage Loans of a type similar to the Mortgage Loans to be transferred to the Trust and (ii) applicable to any prepayment penalty associated with the Mortgage Loans at origination, have been complied with;


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               (6)  The mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged
                    Property has not been released from the lien of the mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;

               (7) The mortgage is a valid, existing and enforceable first or second lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to:

                    (i) the lien of current real property taxes and assessments not yet due and payable;

                    (ii) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not materially and adversely affect the appraised value of the Mortgaged Property;

                    (iii) to the extent the Mortgage Loan is a Second Lien
                         Mortgage Loan, the related first lien on the Mortgaged Property; and

                    (iv) other matters to which like properties are commonly
                         subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first or second lien and first or second priority security interest on the property described therein. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the mortgage;

               (8) The Mortgage Note and the related mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws;


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               (9)  The Mortgage Loan is covered by an American Land Title
                    Association lender's title insurance policy;

               (10) The Mortgage Loan was (a) originated by the applicable
                    Mortgage Loan Seller or by a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of HUD or (b) acquired by the applicable Mortgage Loan Seller through loan brokers or correspondents in which case the Mortgage Loan was re-underwritten by the applicable Mortgage Loan Seller in accordance with the applicable underwriting guidelines (including exception practices as set forth in such underwriting guidelines) and each such loan broker or correspondent shall be a qualified correspondent;

               (11) The Mortgaged Property is lawfully occupied under applicable law; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

               (12) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage;

               (13) The Mortgaged Property is free of damage and waste and there is no proceeding pending for the total or partial condemnation of the Mortgaged Property;

               (14) No Mortgage Loan is (i)(a) subject to the provisions of the
                    Homeownership and Equity Protection Act of 1994 as amended ("HOEPA") or (b) has an annual percentage rate or total points and fees that exceeds the HOEPA thresholds (as defined in 12 CFR 226.32 (a)(1)(i) and (ii)), (ii) a "high cost" mortgage loan, "covered" mortgage loan, "high risk home" mortgage loan, or "predatory" mortgage loan or any other comparable term, no matter how defined under any federal, state or local law, (iii) subject to any comparable federal, state or local statutes or regulations, or any other statute or regulation providing for heightened regulatory scrutiny or assignee liability to holders of such Mortgage Loans, or (iv) a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the current Standard & Poor's LEVELS(R) Glossary Revised, Appendix E).


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               (15) No Mortgage Loan is secured by real property or secured by a manufactured home located in the state of Georgia unless (x) such Mortgage Loan was originated prior to October 1, 2002 or after March 6, 2003, or (y) the property securing the Mortgage Loan is not, nor will be, occupied by the mortgagor as the mortgagor's principal dwelling;

               (16) Each Mortgage Loan constitutes a "qualified mortgage" under section 860G(a)(3)(A) of the Code and Treasury Regulation
                    Section 1.860G-2(a)(1);

               (17) With respect to each Mortgage Loan, the applicable Servicer or its subservicer has fully and accurately furnished complete information (i.e., favorable or unfavorable) on the related borrower credit files to Equifax, Experian and Trans Union Credit Information Company, in accordance with the Fair Credit Reporting Act and its implementing regulations, on a monthly basis;

               (18) With respect to any Mortgage Loan that contains a provision permitting imposition of a premium upon a prepayment prior to maturity: (i) prior to the Mortgage Loan's origination, the related mortgagor agreed to such premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction, (ii) prior to the Mortgage Loan's origination, the related mortgagor was offered the option of obtaining a Mortgage Loan that did not require payment of such a premium; provided, that such offer may have been evidenced by the applicable Mortgage Loan Seller's rate sheet/pricing grid relating to such Mortgage Loan, which provided that the Mortgage Loan had a full prepayment premium buy-out pricing adjustment available, (iii) the prepayment premium is disclosed to the related mortgagor in the mortgage loan documents pursuant to applicable state and federal law, and (iv) notwithstanding any state or federal law to the contrary, the servicers shall not impose such prepayment charge in any instance when the Mortgage Loan is accelerated or paid off in connection with the workout of a delinquent Mortgage Loan or as the result of the mortgagor's default in making the loan payments;

               (19) No mortgagor was required to purchase any credit insurance product (e.g., life, mortgage, disability, accident, unemployment or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit. No mortgagor obtained a prepaid single premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment or health insurance product) or debt cancellation agreement in connection with the origination of the Mortgage Loan. No proceeds from any


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                    Mortgage Loan were used to purchase single premium credit
                    insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan; and

               (20) All points and fees related to each Mortgage Loan were disclosed in writing to the related borrower in accordance with applicable state and federal laws and regulations.

               (21) The Seller has good title to the Mortgage Loans and the
                    Mortgage Loans were subject to no offsets, defenses or counterclaims.

               (22) The information set forth in the Mortgage Loan Schedule is complete, true and correct as of the Cut-off Date.

               (23) As of the Closing Date, there is no mechanics' lien or claim for work, labor or material affecting the premise except those which are insured against by the title insurance policy.

               (24) At time of origination, all improvements which were
                    considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

               (25) the Mortgage File contains an appraisal of the related
                    Mortgaged Property which satisfied the standards of FNMA and FHLMC.

               (26) If the Mortgage Property is in a FEMA designated flood area, a flood insurance policy is in effect.

     It is understood and agreed that the representations and warranties of the Seller set forth in this Section 4 shall survive the Closing Date. Upon the discovery by either the Seller or the Company of a breach of any of the foregoing representations and warranties that adversely and materially affects the value of the related Mortgage Loan and that does not also constitute a breach of a representation or warranty of the applicable Mortgage Loan Seller under the applicable Transfer Agreement, the party discovering the breach shall give prompt written notice to the other. Within 30 days of the earlier of either discovery by or notice to the Seller of any breach of any of the foregoing representations or warranties that materially and adversely affects the value of any Mortgage Loan, the Seller shall use its best efforts to cure such breach in all material respects and, if such defect or breach cannot be remedied, the Seller shall, at the Company's option as specified in writing and provided to the Seller, (i) if such 30 day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan from the Trust Fund and substitute in its place a Substitute Mortgage Loan; or (ii) repurchase such Mortgage Loan at the Repurchase Price. Notwithstanding the foregoing, with respect to any of


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the foregoing representations and warranties made in subparagraphs (b) of this
Section 4, a breach of any such representation or warranty shall be deemed to materially and adversely affect the value of the affected Mortgage Loan and the interests of Certificateholders therein, thus requiring the Seller to repurchase or substitute such Mortgage Loan irrespective of the Seller's knowledge of the breach or violation of the representation or warranty.

     5. Repurchase and Substitution of Mortgage Loans. In the event a Mortgage Loan Seller fails to perform its repurchase or substitution obligations under its related Transfer Agreement resulting from the insolvency or financial inability of such Mortgage Loan Seller to do so, the Seller may, in its sole discretion, opt to undertake such repurchase or substitution.

     6. Underwriting. The Seller hereby agrees to furnish any and all information, documents, certificates, letters or opinions with respect to the Mortgage Loans, reasonably requested by the Company in order to perform any of its obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to the underwriting agreement dated January [__], 2007, among the Company, the Seller and HSBC Securities (USA) Inc., or the Purchase Agreement at or prior to the Closing Date.

     7. Notices. All demands, notices and communications hereunder shall be in writing, shall be effective only upon receipt and shall, if sent to the Company, be addressed to it at HSI Asset Securitization Corporation, 452 Fifth Avenue, 10th Floor, New York, New York 10018, Attention: Head MBS Principal Finance, or, if sent to the Seller, be addressed to it at HSBC Bank USA, National Association, 452 Fifth Avenue, 10th Floor, New York, New York 10018, Attention:
Head MBS Principal Finance.

     8. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument. This Agreement shall bind and inure to the benefit of and be enforceable by the Company and the Seller and their respective successors and assigns.

                            [SIGNATURE PAGE FOLLOWS]


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     IN WITNESS WHEREOF, the Company and the Seller have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                        HSI ASSET SECURITIZATION CORPORATION


                                        By:
                                            ------------------------------------
                                        Name: Andrea Lenox
                                        Title: Senior Vice President


                                        HSBC BANK USA, NATIONAL ASSOCIATION


                                        By:
                                            ------------------------------------
                                        Name: Jon E. Voigtman
                                        Title: Officer #14311

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                                    EXHIBIT 1

                             Mortgage Loan Schedule

  [To be retained in a separate closing binder entitled "HALO 2007-AR1 Mortgage
     Loan Schedules" at the Chicago offices of Mayer, Brown, Rowe & Maw LLP]


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